Events after the reporting period	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Events after the reporting period

36	EVENTS AFTER THE REPORTING PERIOD
On March 29, 2023, the Company increased its investment in Mangrove by US$17.9 million, funded with existing cash balance. Accordingly, the carrying amount of financial assets measured at fair value through profit or loss (Note 12) increased by the same amount.